                                                                EXHIBIT TO 10.9

                     AGREEMENT FOR THE PURCHASE AND USE OF
        SANKYO INDUSTRIAL PRODUCTS BY INTEGRATED SURGICAL SYSTEMS, INC.

                                   EXHIBIT A

                                     PRICES

-------------------------------------------------------------------------------

The following represents the prices for the Sankyo Products as called for in
Section 9 of the Agreement. Note that these prices and Product availability are subject to change as defined in the terms of the Agreement.

MACHINES                                                           PRICE TO ISS



                          OMITTED AND FILED SEPARATELY
                  WITH THE SECURITIES AND EXCHANGE COMMISSION



Note:   Per Section 8.3 of the Agreement, "Manufacturing Capacity, Lead Times
and Methods of Shipment, the above prices reflect ocean transportation from Sankyo's manufacturing facility in Japan, not air transportation charges. Air transportation, if requested by ISS, shall be an additional charge.


4/12/93                       Sankyo Confidential                    Page A-1

                     AGREEMENT FOR THE PURCHASE AND USE OF
        SANKYO INDUSTRIAL PRODUCTS BY INTEGRATED SURGICAL SYSTEMS, INC.

                             EXHIBIT A -- CONTINUED

                                     PRICES

--------------------------------------------------------------------------------

PRODUCT CANCELLATION CHARGES

Number of Days Before Requested Ship Date




                          OMITTED AND FILED SEPARATELY
                  WITH THE SECURITIES AND EXCHANGE COMMISSION



4/12/93                      Sankyo Confidential                      Page A-2

                     AGREEMENT FOR THE PURCHASE AND USE OF
        SANKYO INDUSTRIAL PRODUCTS BY INTEGRATED SURGICAL SYSTEMS, INC.

                             EXHIBIT A -- CONTINUED

                                     PRICES

--------------------------------------------------------------------------------

SPARE PART PRICES




                          OMITTED AND FILED SEPARATELY
                  WITH THE SECURITIES AND EXCHANGE COMMISSION



4/12/93                      Sankyo Confidential                      Page A-3

                     AGREEMENT FOR THE PURCHASE AND USE OF
        SANKYO INDUSTRIAL PRODUCTS BY INTEGRATED SURGICAL SYSTEMS, INC.

                                   EXHIBIT F

                         CUSTOM MACHINE SPECIFICATIONS

--------------------------------------------------------------------------------

Specifications for the 5427-ISS-V2 Robot
----------------------------------------

Except as specified below, the SR5427-ISS-V2 will remain identical to the standard SR5427 robot arm.

1)      Roll Axis Stiffness

                          OMITTED AND FILED SEPARATELY
                  WITH THE SECURITIES AND EXCHANGE COMMISSION

2)      Redundant Encoders

                          OMITTED AND FILED SEPARATELY
                  WITH THE SECURITIES AND EXCHANGE COMMISSION

3)      Speed/Force Limiting

                          OMITTED AND FILED SEPARATELY
                  WITH THE SECURITIES AND EXCHANGE COMMISSION

4)      Accuracy Specification

                          OMITTED AND FILED SEPARATELY
                  WITH THE SECURITIES AND EXCHANGE COMMISSION




4/12/93                                                                 Page F-1

5)  Robot to SPM Cable Interface




                          OMITTED AND FILED SEPARATELY
                  WITH THE SECURITIES AND EXCHANGE COMMISSION




5)  Industrial Design

    Paint Color ..............................Sankyo White
    Logo .....................................To be installed by ISS

6)  Agency Approvals

    To be negotiated once final design is agreed to.

7)  Pitch Axis



                          OMITTED AND FILED SEPARATELY
                  WITH THE SECURITIES AND EXCHANGE COMMISSION

4/12/93                                                               Page F-2

Specifications for the PA1000-ISS Pitch Axis
--------------------------------------------


1)      General







                          OMITTED AND FILED SEPARATELY
                  WITH THE SECURITIES AND EXCHANGE COMMISSION






2)      Industrial Design

        Paint Color......................Sankyo White

        Logo.............................To be installed by ISS

        S/N Plate........................To be specified by ISS


3)      Agency Approvals

        To be negotiated once final design is agreed to.




4/12/93                                                                 Page F-3

Specifications for the SP4100-110 Servo Power Module
----------------------------------------------------


Except as specified below, the SP4100-110 will remain identical to the standard SP4100-001.


1)      Power Specifications

        Input Power.............................110 VAC


2)      Industrial Design (these are the standards for reference)

        Paint Color.............................Sankyo Gray

        Logo....................................Sankyo

        S/N Plate...............................Sankyo


3)      Agency Approvals

        To be negotiated once final design is agreed to.




4/12/93                                                                Page F-4

Specifications for the SP4100-110 Servo Power Module
----------------------------------------------------


Except as specified below, the SP4100-110 will remain identical to the standard SP4100.


1)      Power Specifications

        Input Power.............................110 VAC


2)      Industrial Design (these are the standards for reference)

        Paint Color.............................Sankyo Gray

        Logo....................................Sankyo

        S/N Plate...............................Sankyo


3)      Agency Approvals

        To be negotiated once final design is agreed to.




4/12/93                                                                Page F-5

Specifications for the SC4000-ISS Robot Controller
--------------------------------------------------


1)      The SC4000-ISS shall be configured with the following components:


                          OMITTED AND FILED SEPARATELY
                  WITH THE SECURITIES AND EXCHANGE COMMISSION


2)      Industrial Design (for reference purpose)

        Paint Color.................................IBM Shadow Gray

        Logo........................................IBM Logo

        S/N Plate...................................IBM Serial Number Plate


3)      Agency Approvals

        to consist of the existing approvals already obtained by IBM



4/12/93                                                                 Page F-6

                     AGREEMENT FOR THE PURCHASE AND USE OF
        SANKYO INDUSTRIAL PRODUCTS BY INTEGRATED SURGICAL SYSTEMS, INC.

                                   EXHIBIT T

                                ACCEPTANCE TESTS

--------------------------------------------------------------------------------


1)      Acceptance Tests to be Performed by Sankyo Japan before shipping

        XY Accuracy Test:
        -----------------


                          OMITTED AND FILED SEPARATELY
                  WITH THE SECURITIES AND EXCHANGE COMMISSION


        Orientation Accuracy Test:
        --------------------------


                          OMITTED AND FILED SEPARATELY
                  WITH THE SECURITIES AND EXCHANGE COMMISSION



4/12/93                      Sankyo Confidential                       Page T-1

                          OMITTED AND FILED SEPARATELY
                  WITH THE SECURITIES AND EXCHANGE COMMISSION






2)  Acceptance Tests to be Performed by ISS upon receipt

    to be defined by ISS...












4/12/93                       Sankyo Confidential                    Page T-2